                                                                    EXHIBIT 99.1

                               ELWOOD ENERGY LLC

                      C/O PEOPLES ENERGY RESOURCES CORP.
                            130 EAST RANDOLPH DRIVE
                            CHICAGO, ILLINOIS 60601

                             Letter Of Transmittal

                   For 8.159% Senior Secured Bonds Due 2026
          In Accordance With The Prospectus Dated             , 2002

     --------------------------------------------------------------------
             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                       AT 5:00 P.M., NEW YORK CITY TIME,
                     ON             ,               , 2002
     --------------------------------------------------------------------

                            The Exchange Agent is:

                 Bank One Trust Company, National Association

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       By Facsimile:        By Registered or Certified Mail:   By Hand/Overnight Delivery:
   (312) 407-8853          Bank One Trust Company, N.A.       Bank One Trust Company, N.A.
                                 1 Bank One Plaza                One North State Street
                                Mail Suite IL1-0134                    9/th/ Floor
                           Chicago, Illinois 60670-0134          Chicago, Illinois 60602
                             Attention: Exchange Floor            Attention: Exchanges
                          Global Corporate Trust Services
-----------------------------------------------------------------------------------------------

                             Confirm by telephone:
                                (800) 524-9472


For Information Call: (800) 524-9472


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated              ,
2002 (the "Prospectus") of Elwood Energy LLC, a Delaware limited liability company (the "Company" or the "Issuer"), and this Letter of Transmittal, which may be amended from time to time (the "Letter"), which together constitute the Issuer's offer to exchange (the "Exchange Offer") all of its outstanding 8.159% Senior Secured Bonds due 2026 (the "Senior Bonds"), issued and sold in reliance upon an exemption from registration under the Securities Act of 1933, for bonds having identical terms that have been registered under the Securities Act (the "Exchange Bonds" and, together with the Senior Bonds, the "Bonds").

     The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

     All holders of Senior Bonds who wish to tender their Senior Bonds must, before the Expiration Date: (1) complete, sign, date and mail or otherwise deliver this Letter to the Exchange Agent, in person or to the address set forth above; and (2) tender their Senior Bonds or, if a tender of Senior Bonds is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Senior Bonds whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or before the Expiration Date, must tender their Senior Bonds according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer-- Procedures for Tendering the Existing Bonds" in the Prospectus. (See Instruction
1). The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, Don Burnette, Financing Manager-Structured Finance of Dominion Energy, Inc., at 120 Tredegar Street, Richmond, Virginia 23219 or Thomas B. Linquist, Assistant Vice President-Project/Structured Finance of Peoples Energy Resources Corp., at 130 East Randolph Drive, Chicago, Illinois 60601.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS TO THIS LETTER, CAREFULLY BEFORE CHECKING ANY BOX BELOW

     Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

     List in Box 1 below the Senior Bonds of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Senior Bonds on a separate signed schedule affixed hereto.


-------------------------------------------------------------------------------------------------------
                            BOX 1 - TO BE COMPLETED BY ALL TENDERING HOLDERS
-------------------------------------------------------------------------------------------------------
                                       Certificate(s) Tendered (Attach Additional Signed List, If
                                                               Necessary)
-------------------------------------------------------------------------------------------------------
  Name(s) and Address(es) of       Certificate        Principal Amount of       Principal Amount of
     Registered Holder(s)         Number(s)/(1)/    Senior Bonds Represented       Senior Bonds
  (Please Fill in if Blank)                            by Certificate(s)           Tendered/(2)/
-------------------------------------------------------------------------------------------------------
                                 ----------------------------------------------------------------------
                                 ----------------------------------------------------------------------
                                 ----------------------------------------------------------------------
                                 ----------------------------------------------------------------------
                                 ----------------------------------------------------------------------
                                 ----------------------------------------------------------------------
                                 ----------------------------------------------------------------------
                                  Total
-------------------------------------------------------------------------------------------------------

(1) Need not be completed if Senior Bonds are being tendered by book-entry transfer.
(2) Unless otherwise indicated, the entire principal amount of Senior Bonds represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered. Senior Bonds tendered hereby must be in a minimum principal amount of $100,000 or in multiples of $100.00 in excess of that amount.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount of Senior Bonds indicated above. Subject to, and effective upon the acceptance for exchange of the Senior Bonds tendered with this Letter, the undersigned exchanges, assigns and transfer to, or upon the order of, the Issuer all right, title and interest in and to the Senior Bonds tendered.

     The undersigned constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Senior Bonds, with full power of substitution, to: (a) deliver certificates for such Senior Bonds; (b) deliver Senior Bonds and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Bonds to which the undersigned is entitled upon the acceptance by the issuer of the Senior Bonds tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Senior Bonds, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Senior Bonds tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the Senior Bonds tendered. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     The undersigned agrees that acceptance of any tendered Senior Bonds by the Issuer and the issuance of Exchange Bonds in exchange therefor shall constitute performance in full by the issuer of its obligations under the Exchange and Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the Exchange Bonds, the Issuer will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering the Senior Bonds, the undersigned certifies that (i) it is acquiring the Exchange Bonds in the ordinary course of its business; (ii) it is not participating, does not intend to participate and has no arrangement or understanding with any person to participate, in the distribution of the Exchange Bonds; (iii) it is not a broker-dealer who purchased Senior Bonds directly from the Issuer for resale under Rule 144A or any other available exemption under the Securities Act; and (iv) it is not an "affiliate" (as defined in Rule 405 under the Securities Act) of the Issuer.

    The undersigned acknowledges that, if it is a broker-dealer that will receive Exchange Bonds for its own account, it must deliver a prospectus in connection with any resale of such Exchange Bonds. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

     Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Bonds (and, if applicable, a certificate for any Senior Bonds not tendered but represented by a certificate also encompassing Senior Bonds which are tendered) to the undersigned at the address set forth in Box 1.

     The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

[_] CHECK HERE IF TENDERED SENIOR BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: _____________________________________
     DTC Account Number: ________________________________________________
     Transaction Code Number: ___________________________________________

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED SENIOR BONDS ARE BEING DELIVERED IN ACCORDANCE WITH A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Owner(s): ____________________________________
     Date of Execution of Notice of Guaranteed Delivery _________________ Window Ticket Number (if available) ________________________________
     Name of Institution which Guaranteed Delivery: _____________________ If Guaranteed Delivery is to be made by Book-Entry Transfer:
     Name of Tendering Institution: _____________________________________
     DTC Account Number _________________________________________________
     Transaction Code Number ____________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED SENIOR BONDS ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE SENIOR BONDS FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR THERETO.

Name:     _______________________________________________________________

Address:  _______________________________________________________________

          _______________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------------------------------
                                     BOX 2

PLEASE SIGN HERE
WHETHER OR NOT SENIOR BONDS ARE BEING
PHYSICALLY TENDERED HEREBY

X ______________________________________          ______________________________

X ______________________________________          ______________________________
    SIGNATURE(S) OF OWNER(S)                              DATE
    OR AUTHORIZED SIGNATORY

Area Code and Telephone Number: ________________________________________________

   This box must be signed by registered holder(s) of Senior Bonds as their name(s) appear(s) on certificate(s) for Senior Bonds, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3.)

Name(s) ________________________________________________________________________

________________________________________________________________________________


(PLEASE PRINT)

Capacity _______________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
               (INCLUDE ZIP CODE)

Tax Identification or Social Security Number(s) ________________________________

Signature(s)          __________________________________________________________

Guaranteed by an (AUTHORIZED SIGNATURE) Eligible Institution:
(If required by Instruction 3)


                      __________________________________________________________
                                  (TITLE)


                      __________________________________________________________
                                (NAME OF FIRM)

--------------------------------------------------------------------------------

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                                                            Box 3
----------------------------------------------------------------------------------------------------------------------------
         SUBSTITUTE                   Part I--TIN--Please provide             Part II--Awaiting TIN--If you have not been
          FORM W-9                    Your TIN In the Space                   issued a TIN but have applied for one, or
                                      Provided and Certify By                 intend to apply for one in the near future,
Department of the Treasury            Signing and Dating Below.               please check the box provided and certify by
Internal Revenue Service                                                      signing and dating Part IV and the
Payor's Request for Taxpayer                                                  "Certificate Of Taxpayer Awaiting
Identification Number (TIN)           ______________________________          Identification Number" below.
                                      Social Security Number or
                                      Employer Identification Number                        [_] Awaiting TIN

----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Part III--Exempt Holders--If you are exempt from backup withholding (e.g. a corporation), you must still certify your TIN by completing Part I and by signing and dating below. Please indicate your exempt status by writing "EXEMPT" in the space provided to the right. ________________________________

________________________________________________________________________________
Part IV--Certification--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if you have since been notified by the IRS that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE _____________________________________________ Date ___________________

--------------------------------------------------------------------------------

NOTE: Failure to complete and return this form may result in backup withholding taxes on reportable payments received by you with respect to the Bonds. Please review the attached guidelines for certification of taxpayer identification number on substitute Form W-9 for additional details.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
            CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9 ABOVE

--------------------------------------------------------------------------------

            CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number within sixty (60) days, applicable backup withholding taxes on all reportable payments made to me thereafter will be withheld until I provide a TIN.

SIGNATURE _____________________________________________ Date ___________________

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                          Box 4                                                        Box 5
                    SPECIAL ISSUANCE                                       SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS 3 AND 4)                                    (SEE INSTRUCTIONS 3 AND 4)
To be completed ONLY (i) if certificates for Senior Bonds   To be completed ONLY if certificates for Senior Bonds not
not exchanged, or Exchange Bonds issued in exchange for     exchanged, or Exchange Bonds issued in exchange for Senior
Senior Bonds accepted for exchange, are to be issued in     Bonds accepted for exchange, are to be sent to someone other
the name of someone other than the person whose             than the person whose signature appears in Box 2 or to an
signature appears in Box 2, or (ii) if Senior Bonds         address other than that shown in Box 1.
tendered by book-entry transfer which are not accepted
for exchange are to be returned by credit to an account     Mail to:
maintained at the Book-Entry Transfer Facility other
than the account indicated above.                           Name:___________________________________
                                                                            (PLEASE PRINT)
Issue certificate(s) to:
                                                            Address:________________________________
Name:___________________________________
             (PLEASE PRINT)                                         ________________________________

Address:________________________________                    [Please complete the Substitute Form W-9 at Box 3]

        ________________________________                    Tax I.D. or Social Security Number:

[Please complete the Substitute Form W-9 at Box 3]          ___________________________________

Tax I.D. or Social Security Number:

__________________________________

Credit Senior Bonds not exchanged and delivered by book-entry transfer to the account set forth below:

Account Number: ________________________

------------------------------------------------------------------------------------------------------------------------------

                                 INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                       CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Senior Bonds or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Senior Bonds or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but, except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

     Holders whose Senior Bonds are not immediately available or who cannot deliver their Senior Bonds or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Senior Bonds under the guaranteed delivery procedures set forth in the Prospectus. Under this procedure: (i) tender must be made by or through an Eligible Institution (as described in the Prospectus under the caption "The Exchange Offer"); (ii) before the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, overnight mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Senior Bonds and the principal amount of Senior Bonds tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within three (3) New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Senior Bonds or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Senior Bonds or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering the Existing Bonds."

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Senior Bonds will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuer's counsel, would be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Senior Bonds. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Senior Bonds.

     Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

     2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS. If less than the entire principal amount of any Senior Bond evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the Box 1 above. ALL OF THE SENIOR BONDS REPRESENTED BY A CERTIFICATE OR BY A BOOK-ENTRY CONFIRMATION DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED. A certificate for Senior Bonds not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, if less than the entire principal amount of Senior Bonds represented by a submitted certificate is tendered (or, in the case of Senior Bonds tendered by book-entry transfer, such non-exchanged Senior Bonds will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

     If not yet accepted, a tender under the Exchange Offer may be withdrawn before the Expiration Date. To be effective with respect to the tender of Senior Bonds, a notice of withdrawal must: (i) be received by the Exchange Agent before the Expiration Date; (ii) specify the name of the person who tendered the Senior Bonds; (iii) contain a description of the Senior Bonds to be withdrawn, the certificate numbers shown on the particular certificate evidencing such Senior Bonds and the principal amount of Senior Bonds represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

     3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Senior Bonds tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Senior Bonds, without alteration, enlargement or any change whatsoever.

     If any of the Senior Bonds tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Senior Bonds are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

     If this Letter is signed by the holder of record and (i) the entire principal amount of the Holder's Senior Bonds are tendered; and/or (ii) untendered Senior Bonds, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Senior Bonds, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

     If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuer.

     Signatures on this Letter must be guaranteed by an Eligible Institution, unless Senior Bonds are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution. If the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP) (collectively, "Eligible Institutions"). If Senior Bonds are registered in the name of a person other than the signer of this Letter, the Senior Bonds surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Bonds or certificates for Senior Bonds not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Senior Bonds by book-entry transfer may request that Senior Bonds not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

     5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Senior Bonds are accepted for exchange must provide the Exchange Agent (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, interest payments may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Bonds issued in the Exchange Offer may be subject to back-up withholding at a rate equal to the fourth lowest rate of tax applicable under
Section 1(c) of the Code. In order to prevent back-up withholding, each tendering holder must provide its correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) in accordance with the Guidelines such holder is exempt from back-up withholding. If the Senior Bonds are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

     6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Senior Bonds to it or its order in the Exchange Offer. If, however, the Exchange Bonds or certificates for Senior Bonds not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Senior Bonds to the Issuer or its order in the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

     7. WAIVER OF CONDITIONS; NO CONDITIONAL TENDERS. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Senior Bonds tendered.

     No alternative, conditional, irregular or contingent tenders will be accepted.

     8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Senior Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent at 800-524-9472.

     IMPORTANT: THIS LETTER (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the proper identification number to give.

------------------------------------------------------------------     -------------------------------------------------------------

                                 Give the name and                                                      Give the name and EMPLOYER
For this type of account:        SOCIAL SECURITY                       For this type of account:        IDENTIFICATION number of:
                                 number of:
------------------------------------------------------------------     -------------------------------------------------------------
1.  Individual account           The individual                        6.   A valid trust, estate,      Legal entity (do not furnish
                                                                            or pension trust            the identification number of
2.  Two or more individuals      The actual owner of the account                                        the personal representative
    (joint account)              or, if combined funds, the first                                       or trustee unless the legal
                                 individual on the account(1)                                           entity itself is not
                                                                                                        designated in the account
                                                                                                        title)(4)

                                                                       7.   Corporation                 The corporation
3.  Custodian account of a       The minor(2)
    minor (Uniform Gift to                                             8.   Association, club,          The organization
    Minors Act)                                                             religious, charitable,
                                                                            educational or other
4.  a.  The usual revocable      The grantor-trustee(1)                     tax-exempt organization
    savings trust (grantor
    is also trustee)                                                   9.   Partnership                 The partnership

    b.  The so-called trust      The actual owner(1)                   10.  A broker or registered      The broker or nominee
    account that is not a                                                   nominee
    legal or valid trust
    under state law                                                    11.  Account with the            The public entity
                                                                            Department of Agriculture
5.  Sole proprietorship          The owner(3)                               in the name of a public
                                                                            entity (such as a State or
                                                                            local government, school
                                                                            district, or prison) that
                                                                            receives agricultural
                                                                            program payments


------------------------------------------------------------------------------------------------------------------------------------

(1)  List first and circle the name of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number.

4)   List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

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

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                              Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

 .    An organization exempt from tax under section 501(a) or an individual retirement plan, or a custodial account under section 403(b)(7).

 .    The United States or any agency or instrumentality thereof.

 .    A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

 .    A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

 .    An international organization or any agency or instrumentality thereof.

Payees that may be Exempt from Backup Withholding

 .    A corporation.

 .    A foreign central bank of issue.

 .    A dealer in securities or commodities registered in the United States or a possession of the United States.

 .    A futures commodities merchant registered with the Commodity Futures
     Trading Commission.

 .    A real estate investment trust.

 .    An entity registered at all times under the Investment Company Act of 1940.

 .    A common trust fund operated by a bank under section 584(a).

 .    A financial institution.

 .    A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominees List.

 .    A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 .    Payments to nonresident aliens subject to withholding under section 1441.

 .    Payments to partnerships not engaged in a trade or business in the United
     States and which have at least one nonresident partner.

 .    Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

 .    Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 .    Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 .    Payments described in section 6049(b) to nonresident aliens.

 .    Payments on tax-free covenant bonds under section 1451.

 .    Payments made by certain foreign organizations.

 .    Mortgage interest paid to you.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6050A and 6050N.

Privacy Act Notice--Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the number for identification purposes and help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold taxes on taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

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